EXHIBIT 32.2 - CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
               RULE 13a-14(b)

In connection with the Quarter Report of Gallery of History, Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rod Lynam, Chief Financial Office of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.       The Report fully complies with the requirements of Section 13(a) or
Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Rod Lynam
-------------
Rod Lynam
Chief Financial Officer

February 13, 2009